UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

VERITEQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26020	43-1641533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6560 W Rogers Circle Suite 19, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-574-9720

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note:

On May 11, 2016, VeriTeQ Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, the closing of the Reverse Merger (as defined in the Original 8-K) with Brace Shop, LLC. The sole purpose of this Form 8-K/A is to supplement the Original 8-K by adding thereto the Company’s unaudited consolidated financial statements for the quarter ended March 31, 2016, and accompanying analysis. Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K/A provide the Company’s unaudited consolidated financial statements for the quarter ended March 31, 2016, and related notes thereto.

Item 2.01 of the Original 8-K is supplemented by inserting the following at the end of the section entitled “Management’s Discussion and Analysis of Financial Condition and Plan of Operations”:

“MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS

(QUARTER ENDED MARCH 31, 2016)

This Quarterly Report included in this current report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar language. Except for the historical information contained herein, the matters discussed in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this current report are forward-looking statements that involve risks and uncertainties. The factors listed in the section captioned “Risk Factors,” as well as any cautionary language in this annual report, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events after the date of this current report.

Brace Shop operates as an expanding online retailer of orthopedic braces and supports for the various extremity categories such as knee, ankle, back, wrist, shoulder, elbow, foot and neck; physical therapy and rehabilitation equipment such as hot and cold therapy, electric simulation, medical tables and ambulatory devices. Operating for over 15 years, Brace Shop distributes their products worldwide to a variety of industries including healthcare professionals, hospitals and clinics, government institutions, school sport teams and to the general public. Braceshop Real Estate Holdings, was formed as a Florida limited liability company on April 12, 2012 and is an affiliate of Brace Shop. Brace Shop and Braceshop Real Estate Holdings are under common control and Brace Shop Real Estate Holdings is considered a variable interest entity for the purpose of the consolidated financial statements.

At the closing of the Reverse Merger, Scott Silverman resigned as Chairman of our Board of Directors, Shawn Wooden resigned as a member of the Board of Directors and we elected Mrs. Lynne Shapiro as a member of the Board of Directors.

As a result of the Reverse Merger and the change in business and operations of our company from a public “shell” company to a company engaged in the business of providing orthopedic braces, a discussion of the past financial results of our company is not pertinent, and under generally accepted accounting principles in the United States the historical financial results of Brace Shop, the accounting acquirer, prior to the Reverse Merger are considered the historical financial results of our company. The Reverse Merger was accounted for as a recapitalization effected by a Reverse Merger, wherein Brace Shop is considered the acquirer for accounting and financial reporting purposes.

The following discussion highlights the results of operations of Brace Shop and its affiliate Braceshop Real Estate Holdings and the principal factors that have affected its financial condition as well as its liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the financial condition and results of operations presented herein. The following discussion and analysis is based on the audited and unaudited consolidated financial statements contained in this Current Report, which have been prepared in accordance with generally accepted accounting principles in the United States. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The unaudited consolidated financial statements for the three months ended March 31, 2016 and 2015 include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the consolidated results of operations for such periods have been included in these unaudited consolidated financial statements. All such adjustments are of a normal recurring nature.

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Results of Operations

Three Months Ended March 31, 2016 compared to the three months ended March 31, 2015

The following table sets forth our revenues, expenses and net loss for the three months ended March 31, 2016 and 2015. The financial information below is derived from our unaudited consolidated financial statements included as an exhibit to this Current Report.

	For the Three	For the Three
	Ended	Ended
	March 31, 2016	March 31, 2015
Revenue
Retail Sales	$1,683,624	$1,698,752
Total Revenue	$1,683,624	$1,698,752
Cost of Retail Sales	$(1,079,936)	$(1,104,380)
Gross Profit	$603,688	$594,372

Operating Expenses:
General and Administrative	$138,784	$62,808
Marketing and Promotion	$347,871	$345,694
Payroll Expenses	$231,539	$173,776
Credit Card Processing	$57,684	$60,791
Total Operating Expenses	$775,878	$643,069

Loss from Operations	$(172,190)	$(48,697)

Other Income and Expense:
Other Expense	$(147,059)	-
Sublease Income	$5,862	$1,125
Gain on Extinguishment of Debt	8,963	-
Interest Expense	$(205,555)	$(12,328)
Total Other Income and Expense	$(337,789)	$(11,203)
Net Loss	$(509,979)	$(59,900)

Revenues

The Company’s revenues were $1,683,624 and $1,698,752 for the three months ending March 31, 2016 and 2015, respectively. This decrease was primarily due to a decline in Amazon sales.

Cost of Revenue

Our cost of revenue decreased by $24,444, or 2%, during the three months ending March 31, 2016, to $1,079,936, from $1,104,380 in cost of goods sold for the three months ended March 31, 2015. The decrease in cost of goods sold was directly related to the decline in sales resulting in lower product costs and shipping costs.

Operating Expenses

Total operating expenses were $775,878 and $643,069 for the three months ending March 31, 2016 and 2015, respectively. This increase is primarily due to the Company incurring higher professional fees related to the Reverse Merger and higher payroll expenses in 2016.

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Loss from Operations

We reported a loss from operations of $172,190 for the three months ended March 31, 2016, as compared to a loss from operations of $48,697 for the three months ended March 31, 2015, which represents an increase of $123,493, or 254%, for the three months ended March 31, 2016.

Other Income (Expenses)

Total other expenses, net of other income, were $337,789 for the three months ended March 31, 2016, compared to $11,203 for the three months ended March 31, 2015. Other expense was $147,059 for the three months ended March 31, 2016, as compared to total other expense of $0 for the three months ended March 31, 2015, which is primarily attributable to effectuating the Reverse Merger. Pursuant to the Stock Purchase Agreement, a portion of the purchase price payable by VeriTeQ was financed by the sale of a senior secured convertible promissory note in the principal amount of $147,059 by VeriTeQ Corporation to a third party and then advanced to Mrs. Lynne Shapiro. Brace Shop signed a Security Agreement securing the VeriTeQ promissory note with certain Brace Shop, LLC assets. The Security Agreement created an indirect guarantee of the debt of a third party under FASB Accounting Standards Codification (“ASC”) 460. Per ASC 460 the indirect guarantee of the promissory note was recorded on the unaudited consolidated financial statements of Brace Shop at its estimated fair value of $147,059. The Company repaid notes payable in the three months ended March 31, 2016 and received a discount for the prepayment resulting in a gain on extinguishment of debt of $8,963. Interest expense increased approximately by $193,227 or 1,567% due to the Company increasing its line of credit and notes payable in 2016 resulting in higher interest expense. Sublease income was $5,862 for the three months ended March 31, 2016, compared to $1,125 for the three months ended March 31, 2015.

Net Loss

Net loss for the three months ended March 31, 2016 was $509,979 compared to a net loss of $59,900 for same period in 2015. The increase was mainly attributable to an indirect guarantee expense, increased interest expense, increased professional fees and increased payroll expenses.

Liquidity and Capital Resources

Liquidity is the ability of a company to generate funds to support its current and future operations, satisfy its obligations, and otherwise operate on an ongoing basis. At March 31, 2016, we had a cash balance of $45,334. Our working capital deficit was $2,569,328 at March 31, 2016.

We reported a net decrease in cash for the three months ended March 31, 2016 of $23,835. While we currently have no material commitments for capital expenditures, at March 31, 2016 we owed approximately $776,000 under mortgage notes payable, $349,000 under a line of credit, $400,000 ($240,000, plus note premium of $160,000) under convertible notes payable and $371,500 under related party loans and a note payable.

Our net sales are not sufficient to fund our operating expenses. We will need to raise significant additional capital to fund our operating expenses, pay our obligations, and grow our company. We reported a net loss of $509,979 during the three months ended March 31, 2016. We do not anticipate we will be profitable in 2016. Therefore our operations will be dependent upon our ability to secure additional financing. Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms. Even if we are able to raise the funds required, it is possible that we will incur unexpected costs and expenses, fail to collect significant amounts owed to us, or experience unexpected cash requirements that would force us to seek alternative financing. The inability to obtain additional capital may restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our marketing and development plans and possibly cease our operations. Furthermore, we have debt obligations which must be satisfied. If we are successful in securing additional working capital, we intend to increase our marketing efforts to grow our revenues. We do not presently have any firm commitments for any additional capital and our financial condition as well as the uncertainty in the capital markets may make our ability to secure this capital difficult. There are no assurances that we will be able to continue our business, and we may be forced to cease operations in which event investors could lose their entire investment in our company. Included in our Notes to the unaudited financial statements for the three months ended March 31, 2016 is a discussion regarding Going Concern.

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 Operating activities

Net cash flows used in operating activities for the three months ended March 31, 2016 amounted to $140,394 and was primarily attributable to our net loss of $509,979 and gain on extinguishment of debt of $8,963, offset by depreciation of $7,139, accretion of premium on convertible note payable of $160,000, amortization of debt discount of $33,071, amortization of deferred loan costs of $173 and changes in operating assets and liabilities of $178,165. Net cash flows used in operating activities for the three months ended March 31, 2015 amounted to $244,459 and was primarily attributable to our net loss of $59,900, offset by depreciation of $7,571, amortization of deferred loan costs of $174 and changes in operating assets and liabilities of $192,304.

Financing activities

Net cash flows provided by financing activities was $116,559 for the three months ended March 31, 2016. We received proceeds from a convertible note payable of $240,000 and proceeds from related parties of $125,000. We made notes payable payments of $240,359 and mortgage note payments of $8,082. Net cash flows provided by financing activities was $342,691 for the three months ended March 31, 2015. We received proceeds from a line of credit of $65,000 and proceeds from a note payable of $300,000. We made payments to notes payable of $14,449 and mortgage note payments of $7,860.

Going Concern Consideration

Our operations and financial results are subject to numerous risks and uncertainties that could adversely affect our business, financial condition and results of operations. We have incurred losses since our inception resulting in a member’s deficit of $2,550,200 as of March 31, 2016, and further losses are anticipated in the development of our business, raising substantial doubt about our ability to continue as a going concern. The ability to continue as a going concern is dependent upon our generating profitable operations in the future and/or obtaining the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they become due. Our future financial results are also uncertain due to a number of factors, some of which are outside our control. These risk factors include, but are not limited to, our ability to raise additional funding and the results of our proposed operations.

Contractual Obligations

We have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, changing interest rates, and other factors may result in actual payments differing from the estimates. We cannot provide certainty regarding the timing and amounts of payments. We have presented below a summary of the most significant assumptions used in our determination of amounts presented in the tables, in order to assist in the review of this information within the context of our consolidated financial position, results of operations, and cash flows.

The following table summarizes our contractual obligations as of March 31, 2016, and the effect these obligations are expected to have on our liquidity and cash flows in future periods.

	Total	Less than 1 year	1-3 Years	4-5 Years	5 Years+
Contractual Obligations:
Line of credit	$349,000	349,000	—	—	—
Convertible notes payable	$400,000	266,667	133,333	—	—
Related party loans payable	$121,500	121,500	—	—	—
Related party note payable	$250,000	250,000	—	—	—
Mortgage payable	$780,762	38,048	106,712	77,680	558,322
Total Contractual Obligations:	$1,901,262	1,025,215	240,045	77,929	558,322

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Off Balance Sheet Arrangements

As of the date of this Current Report, we had no off-balance sheet arrangements. We are not aware of any material transactions that are not disclosed in our consolidated financial statements.

Significant Accounting Policies and Critical Accounting Estimates

The methods, estimates, and judgments that we use in applying our accounting policies have a significant impact on the results that we report in our consolidated financial statements. Some of our accounting policies require us to make difficult and subjective judgments, often as a result of the need to make estimates regarding matters that are inherently uncertain. Our most critical accounting estimates include:

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimated.

Accounts Receivable - The Company extends thirty-day credit terms to certain customers based on credit worthiness of medical supply companies, hospitals, military, government institutions and schools. Management reviews any accounts receivable balances over thirty days. Account balances that are deemed to be uncollectible are charged to the bad debt expense after all means of collection have been exhausted and the potential for recovery is considered remote. The accounts receivable balance is comprised mostly of internet sales due to merchant account timing differences.

Inventories - Inventories, consisting of finished goods, are stated at the lower of cost and net realizable value utilizing the first-in, first-out method.

Property and Equipment - Property and equipment and building and building improvements are carried at cost. The cost of repairs and maintenance is expensed as incurred. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable. Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. Building improvements are amortized on a straight-line basis over the building depreciable period.

Internal Use Software - Costs incurred to develop internal-use software during the preliminary project stage are expensed as incurred. Internal-use software development costs are capitalized during the application development stage, which is after: (i) the preliminary project stage is completed; and (ii) management authorizes and commits to funding the project and it is probable the project will be completed and used to perform the function intended. Capitalization ceases at the point the software project is substantially complete and ready for its intended use, and after all substantial testing is completed. Upgrades and enhancements are capitalized if it is probable that those expenditures will result in additional functionality. Amortization is provided for on a straight-line basis over the expected useful life of five years of the internal-use software development costs and related upgrades and enhancements. When existing software is replaced with new software, the unamortized costs of the old software are expensed when the new software is ready for its intended use.

Impairment of Long-Lived Assets - Long-Lived Assets of the Company are reviewed for impairment whenever events or circumstances indicate that the carrying amount of assets may not be recoverable, pursuant to guidance established in ASC 360-10-35-15, “Impairment or Disposal of Long-Lived Assets”. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value.

Revenue Recognition and Sales - The Company follows the guidance of the FASB ASC 605-10-S99 “Revenue Recognition Overall – SEC Materials”. The Company records revenue when persuasive evidence of an arrangement exists, product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The Company derives revenue from online orders from customers and direct sales via purchase orders to a variety of industries and enterprises including healthcare professionals, hospitals and clinics, government institutions, and school sports teams. The Company recognizes revenue upon shipment of its products.

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Recently Enacted Accounting Standards

For a description of accounting changes and recent accounting standards, including the expected dates of adoption and estimated effects, if any, on our consolidated financial statements, see “Note 1: Recent Accounting Pronouncements” in the unaudited pro form consolidated financial statements for the quarter ended March 31, 2016, filed with this Current Report.

Quantitative and Qualitative Disclosures About Market Risk

We are not required to provide quantitative and qualitative disclosures about market risk because we are a smaller reporting company.”

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

99.1	Consolidated Balance Sheets as of March 31, 2016 (Unaudited) and December 31, 2015
99.2	Consolidated Statements of Operations for the three months ended March 31, 2016 and 2015 (Unaudited)
99.3	Consolidated Statements of Cash Flows for the three months ended March 31, 2016 and 2015 (Unaudited)
99.4	Notes to Unaudited Consolidated Financial Statements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2016	VeriTeQ Corporation

	By:	/s/ Kenneth Shapiro
		Name:	Kenneth Shapiro
		Title:	Chief Executive Officer

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